UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported)    November 17, 2005

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)                                  On November 17, 2005,  Grant Thornton LLP (Grant Thornton), our independent registered public accounting firm,  advised the Company that it will not stand for re-appointment for the audit of the year ending December 31, 2005 and that it will be resigning as the Company’s independent auditor effective upon the completion of its current engagement which ends with the audit of the restatement described below and the review of the Company’s financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.  As stated in the Company’s Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as filed on September 9, 2005 with the SEC, the Company had withheld any decision as to the retention of an independent registered public accounting firm for fiscal year 2005.  The Company has elected to not seek the re-engagement of Grant Thornton and anticipates announcing within the next few weeks the retention of a new accounting firm to serve as the Company’s independent registered public accounting firm for the fiscal year 2005.

(b)                                 On November 11, 2005, the Company filed a Form 8-K, Item 4.02 disclosing (a) that in accordance with the advice received from Grant Thornton on November 4, 2005 the Company would be filing amendments to and restatements of its financial statements for the years ended December 31, 2003 and 2004 as included in the Company’s Annual Report on Form 10-K/A filed on August 30, 2005, and the interim financial statements for the periods ended March 31, 2005 and June 30, 2005 included in the Company’s Quarterly Reports on Form 10-Q, and (b) that such reports as originally filed should no longer be relied upon.  The report of independent registered public accounting firm issued by Grant Thornton dated February 24, 2005 (except for Note 2 Summary of Significant Accounting Principles (subsection Accounting for Preferred Shares and Derivative Shares), and Note 8 Stockholders’ Deficiency (subsection, Redeemable Preferred Stock) as to which the date is August 24, 2005) included in Form 10-K/A filed on August 30, 2005 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification related to an uncertainty regarding the Company’s ability to continue as a going concern, and an explanatory paragraph regarding a restatement to provide a more complete description of the accounting method and policy related to redeemable preferred stock.

(c)                                  During the fiscal years ended December 31, 2003 and 2004, and any subsequent interim period through the date hereof, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Company has provided Grant Thornton with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of Grant Thornton’s letter, dated November 23, 2005, in response to the foregoing disclosure.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

16.01         Letter dated November 23, 2005 from Grant Thornton LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date:	November 23, 2005	/s/ Randall J. Gort
Randall J. Gort
Secretary